UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         Date of report : June 24, 2004
                 Date of earliest event reported : June 22, 2004

                                Compressco, Inc.
               (Exact Name of Registrant as Specified in Charter)


                Delaware                                    72-1235449
      (State or Other Jurisdiction                         (IRS Employer
             of Incorporation)                          Identification No.)

                                   33-61888-FW
                                   (Commission
                                   File Number)


                               1313 SE 25th Street
                          Oklahoma City, Oklahoma 73129
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (405) 677-0221

Item 5.       Other Events and Required FD Disclosure

         Compressco, Inc. ("Compressco") and TETRA Technologies, Inc. ("TETRA") jointly issued a press release that they have entered into a definitive agreement in which TETRA will acquire Compressco. The acquisition is structured as a merger of a TETRA wholly-owned subsidiary into Compressco, with Compressco surviving as a subsidiary of TETRA. The cost of the acquisition will approximate $93.5 million in cash, plus the assumption of about $15.5 million of associated debt. The transaction is expected to close in the third quarter of 2004. The press release is attached to this Form 8-K as Exhibit 99.1.


Item 7.       Financial Statements, Pro Forma Financial Information and Exhibits

              (a)   Not applicable.
              (b)   Not applicable.
              (c)   Exhibits.

Exhibit       Description
-------       -----------

99.1          Press Release dated June 23, 2004.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     COMPRESSCO, INC.


Date:   June 24, 2004                     /s/ Brooks Mims Talton, III
                                     -------------------------------------
                                     Brooks Mims Talton, III
                                     President and Chief Executive Officer